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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 1995

                           KIMBERLY-CLARK CORPORATION
             (Exact name of registrant as specified in its charter)

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
           DELAWARE                         1-225                       39-0394230
 (State or other jurisdiction            (Commission                   (IRS Employer
       of incorporation)                File Number)                Identification No.)

                P.O. BOX 619100, DALLAS, TEXAS                          75261-9100
           (Address of principal executive offices)                     (Zip Code)
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Registrant's telephone number, including area code: (214) 281-1200

                                      N/A
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

     On July 16, 1995, Kimberly-Clark Corporation, a Delaware corporation ("Kimberly-Clark"), entered into an Agreement and Plan of Merger dated as of July 16, 1995 (the "Merger Agreement") with Rifle Merger Co., a Pennsylvania corporation and a wholly-owned subsidiary of Kimberly-Clark ("Sub"), and Scott Paper Company, a Pennsylvania corporation ("Scott"). The Merger Agreement provides for the merger (the "Merger") of Sub with and into Scott, with Scott surviving as a wholly-owned subsidiary of Kimberly-Clark.

     Pursuant to the Merger Agreement, each common share, without par value, of Scott ("Scott Common Shares") outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger (other than shares owned directly or indirectly by Kimberly-Clark or Scott, which shares will be cancelled) will be converted into 0.765 (0.780 if the record date for Kimberly-Clark's previously announced spinoff of its tobacco papers business precedes the Merger) of a share of common stock, $1.25 par value, of Kimberly-Clark ("Kimberly-Clark Common Stock"), including the corresponding percentage of a right to purchase shares of Series A Junior Participating Preferred Stock of Kimberly-Clark. Each holder of a certificate representing prior to the Effective Time Scott Common Shares will cease to have any rights with respect thereto after the Merger, except the right to receive (i) certificate(s) representing the shares of Kimberly-Clark Common Stock into which such Scott Common Shares have been converted, (ii) certain dividends and other distributions previously withheld in accordance with Section 1.7 of the Merger Agreement pending the exchange of stock certificate(s) and (iii) any cash, without interest, to be paid in lieu of any fractional share of Kimberly Clark Common Stock in accordance with Section 1.8 of the Merger Agreement.

     Prior to its execution, the Merger Agreement was approved by the respective Boards of Directors of Kimberly-Clark and Scott. Fairness opinions were delivered by Dillon, Read & Co. Inc. and Salomon Brothers Inc to the Board of Directors of Kimberly-Clark and Scott, respectively. The consummation of the Merger is subject, among other things, to the approval of the issuance of Kimberly-Clark Common Stock by the stockholders of Kimberly-Clark, to the approval of the Merger by the shareholders of Scott and to certain regulatory approvals. In connection with the execution of the Merger Agreement, Kimberly-Clark and Scott entered into a number of agreements with the six senior executive officers of Scott. Prior to the mailing of the Joint Proxy Statement/Prospectus relating to the Merger, all of the outstanding Cumulative Senior Preferred Shares of Scott will be redeemed.

     Copies of the Merger Agreement and the Press Release issued by Kimberly-Clark and Scott on July 17, 1995 with respect to the Merger are attached hereto as Exhibits 99.1 and 99.2, respectively, and each is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of businesses acquired:

     Not applicable.

     (b) Pro forma financial information:

     Not applicable.

     (c) Exhibits:

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
EXHIBIT
  NO.                                          DESCRIPTION
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
  99.1     Agreement and Plan of Merger dated as of July 16, 1995 among Kimberly-Clark, Sub and
           Scott.
  99.2     Press release issued by Kimberly-Clark and Scott on July 17, 1995.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KIMBERLY-CLARK CORPORATION

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Date: July 16, 1995                              By: JOHN W. DONEHOWER
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                                                     John W. Donehower
                                                     Senior Vice President and
                                                     Chief Financial Officer
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                                 EXHIBIT INDEX

     The following exhibits are filed herewith:

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
EXHIBIT
  NO.                                       DESCRIPTION                                     PAGE
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
  99.1     Agreement and Plan of Merger dated as of July 16, 1995 among Kimberly-Clark,
           Sub and Scott.
  99.2     Press release issued by Kimberly-Clark and Scott on July 17, 1995.
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